Template Email Regarding Proxy for Clients and/or Consultants/Advisors:

Dear [CLIENT CONTACT],

We are contacting you in connection with the proposed reorganization of the Schroder Core Bond Fund (the “Target Fund”) into the Hartford Schroders Sustainable Core Bond Fund (the “Acquiring Fund”). While the Board of Trustees of the Target Fund (the “Board”) unanimously recommends that you vote for the reorganization, and while you are not required to vote, the proposal cannot go forward without approval of shareholders.

[As of now, the Target Fund does not have a quorum for shareholders to take action at the meeting that is scheduled for October 28th.] Please help us proceed with the business of the Target Fund by taking a moment to cast your proxy vote today.

[You/[CLIENT NAME]] should have received a proxy ballot in the mail with instructions on how to vote, which can be done at the meeting, by mail, online at https://vote.proxyonline.com/ or by telephone by calling (800) 714-3312. The proxy card you received contains a control number you will need to use to vote by telephone or online. If you need another proxy card, please call the proxy solicitor at the below phone number. The Proxy Statement is available online at https://www.schroders.com/en/us. If you have any questions about the proposal, or voting procedures, please let us know or you can contact the Target Fund’s proxy solicitor toll free at (800) 714-3312.

[INFORMATION BELOW TO BE PROVIDED AT DISCRETION OF SENDER]

What is being proposed?

In the proposed reorganization, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the class of the Acquiring Fund, as shown below:

Target Fund			Acquiring Fund
Class	Ticker	CUSIP	Class	Ticker	CUSIP
R6 Shares	SCBRX	808090468	SDR	SCBRX	41665X289
Investor Shares	SCBIX	80809R857	Y	SCBIX	41665X230

Who will manage the Acquiring Fund following the Reorganization?

It is proposed that Hartford Funds Management Company, LLC (“HFMC”) will serve as the investment adviser to the Acquiring Fund and that, following the reorganization, Schroder Investment Management North America Inc. (“we”), the Target Fund’s current investment adviser, will serve as the sub-adviser to the Acquiring Fund pursuant to a sub-advisory agreement with HFMC.

What are the potential benefits of the Reorganization?

We have advised the Board that we believe the potential benefits include:

●	Potential to attract additional assets and benefit from greater potential economies of scale, which may serve to reduce per share operating expenses over time;
●	Continuity of portfolio management and portfolio management teams, because we will be the sub-adviser to the Acquiring Fund;

●	Hartford Funds’ experience and resources in overseeing unaffiliated sub-advisers and administering and distributing mutual funds;
●	access to additional investment options, by virtue of certain exchange rights, within Hartford mutual funds complex; and
●	the Target Fund’s investors will be able to remain invested, without realizing the capital gains or losses that could result from a liquidation, if shareholders do not approve the Reorganization.

How does the total expense ratio of the Acquiring Fund compare?

While the contractual management fee rate for the Acquiring Fund is higher than the management fee rate currently in place for the Target Fund, the existing expense caps (0.32% of average daily net assets for SDR shares (currently, the Target Fund’s R6 shares) and 0.40% for Y shares (currently, the Target Fund’s Investor Shares) will remain in place for at least two years following the date of the Reorganization.

Are there any differences to the investment objectives and strategies of the Acquiring Fund?

The investment objective and principal investment strategies of the Acquiring Fund are substantially similar to the Target Fund.

The investment objective of the Target Fund is to seek long-term total return consistent with the preservation of capital, while the investment objective of the Acquiring Fund is to seek long-term total return consistent with the preservation of capital while giving special consideration to certain sustainability criteria.

The principal investment strategies of the Acquiring Fund and the Target Fund are substantially similar because the same investment teams will be managing the Fund in a substantially similar way before and after the Reorganization, other than with respect to the Acquiring Fund’s enhanced consideration of sustainability criteria, as further discussed in the Combined Proxy Statement/Prospectus.

Are there other costs associated with the proposed reorganization?

The direct costs associated with the reorganization (including SEC filings, legal fees, proxy solicitations, board meetings, etc.) will be borne by us and HFMC and not by the shareholders of the Target Fund. The Target Fund will pay the transaction costs, including bid-ask spreads, and/or dealer mark-ups, incurred by it in connection with the proposed alignment of the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies related to the implementation of the additional sustainability criteria and the transfer of the Target Fund’s portfolio holdings to the Acquiring Fund. We expect the Target Fund, in order to align the Target Fund’s portfolio holdings with the Acquiring Fund’s investment strategies, to reposition approximately 6% of its portfolio, and to pay approximately $4,000-$7,000 in transaction costs (which is less than 0.01% of the Target Fund’s net asset value), in connection with the reorganization.

Whom should I call if I have questions?

If you have any questions about the proposal, or voting procedures, please let us know or you can contact the Target Fund’s proxy solicitor toll free at (800) 714-3312.